[LETTERHEAD OF FLEET CAPITAL]

                                 April 16, 2002

United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241

Attention: Todd Weintraub, Chief Financial Officer

RE: First Amendment to Loan and Security Agreement

Dear Todd:

Reference is made to the Loan and Security Agreement dated as of August 31, 2001 (the "Loan Agreement") among United Natural Foods, Inc. ("UNF"), Mountain People's Warehouse Incorporated ("MPW"), Nutrasource, Inc. ("Nutrasource"), Rainbow Natural Foods, Inc. ("Rainbow"), Stow Mills, Inc. ("SMI"), United Natural Foods Pennsylvania, Inc. ("UNFPA") and together with UNF, MPW, Nutrasource, Rainbow and SMI, the "Borrowers") each of the Lenders identified under the caption "Lenders" on the signature pages thereto and Fleet Capital Corporation as administrative and collateral agent for the Lenders (the "Agent"), Citizens Bank of Massachusetts (the "Syndication Agent"), U.S. Bank National Association (the "Documentation Agent") and Fleet Securities, Inc. (the "Arranger"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

The Loan Agreement is hereby amended as follows:

The definition of the term "Capital Expenditures" is hereby amended to exclude therefrom the purchase by Borrowers during the fiscal quarter ending January 31, 2002 of the building located at 100 Lakeview Court, Building No. 440, Atlanta, Georgia.

Except as expressly set forth herein, the Loan Agreements shall remain in full force and effect in accordance with its terms.

                          FLEET CAPITAL CORPORATION


                          By: /s/ Kim B. Bushey
                              -----------------------------------
                              Kim B. Bushey
                              Its Senior Vice President

UNITED NATURAL FOODS, INC.


                                By: /s/ Todd Weintraub
                                    --------------------------------------------
                                    Name: Todd Weintraub
                                    Title: CFO

                                MOUNTAIN PEOPLE'S WAREHOUSE INCORPORATED

                                By: /s/ Kevin T. Michel
                                    --------------------------------------------
                                    Name: Kevin T. Michel
                                    Title: Treasurer

                                NUTRASOURCE, INC.

                                By: /s/ Kevin T. Michel
                                    --------------------------------------------
                                    Name: Kevin T. Michel
                                    Title: Vice President & Secretary

                                RAINBOW NATURAL FOODS, INC.

                                By: /s/ Kevin T. Michel
                                    --------------------------------------------
                                    Name: Kevin T. Michel
                                    Title: Vice President, Secretary & Treasurer

                                STOW MILLS, INC.

                                By: /s/ Kevin T. Michel
                                    --------------------------------------------
                                    Name: Kevin T. Michel
                                    Title: Vice President & Secretary

                                UNITED NATURAL FOODS OF PENNSYLVANIA, INC.

                                By: /s/ Kevin T. Michel
                                    --------------------------------------------
                                    Name: Kevin T. Michel
                                    Title: Secretary & Treasurer

                                FLEET CAPITAL CORPORATION
                                as Administrative Agent


                                By: /s/ Kim B. Bushey
                                    --------------------------------------------
                                    Name: Kim B. Bushey
                                    Title: SVP

                                FLEET CAPITAL CORPORATION, as a Lender


                                By: /s/ Kim B. Bushey
                                    --------------------------------------------
                                    Name: Kim B. Bushey
                                    Title: SVP

                                CITIZENS BANK OF MASSACHUSETTS,
                                as Syndication Agent


                                By: /s/ Paul R. Crimlisk
                                    --------------------------------------------
                                    Name: Paul R. Crimlisk
                                    Title: V.P.

                                CITIZENS BANK OF MASSACHUSETTS, as a Lender


                                By: /s/ Paul R. Crimlisk
                                    --------------------------------------------
                                    Name: Paul R. Crimlisk
                                    Title: V.P.

                                U.S. BANK NATIONAL ASSOCIATION,
                                as Documentation Agent


                                By: /s/ John W. Ball
                                    --------------------------------------------
                                    Name: John W. Ball
                                    Title: VP

                                U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                By: /s/ John W. Ball
                                    --------------------------------------------
                                    Name: John W. Ball
                                    Title: VP

                                PNC BANK, NATIONAL ASSOCIATION, a Lender


                                By: /s/ Manuel R. Borges
                                    --------------------------------------------
                                    Name: Manuel R. Borges
                                    Title: Assistant Vice President

                                NATIONAL CITY BANK, a Lender


                                By: /s/ Lyle P. Cunningham
                                    --------------------------------------------
                                    Name: Lyle P. Cunningham
                                    Title: SVP

                                FIRST PIONEER FARM CREDIT, ACA, a Lender


                                By:
                                    Name:
                                    Title:

                                ISRAEL, DISCOUNT BANK
                                OF NEW YORK, a Lender

                                By:
                                    Name:
                                    Title:

                                WEBSTER BANK, a Lender


                                By:
                                    Name:
                                    Title:

                                FLEET SECURITIES, INC., as Arranger


                                By:
                                    Name:
                                    Title:

                                SOVEREIGN BANK, a Lender


                                By: /s/ Christopher T. Phelan
                                    --------------------------------------------
                                    Name: Christopher T. Phelan
                                    Title: Senior Vice President